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                                 EXHIBIT 23.b.

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 13, 1998, on our audits of the consolidated financial statements of Community Banks, Inc.



                                              /s/ Coopers & Lybrand L.L.P.
                                                  Coopers & Lybrand L.L.P.

Harrisburg, Pennsylvania
June 18, 1998